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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2016

GOLD BILLION GROUP HOLDINGS LIMITED

 (Exact name of registrant as specified in its charter)

Delaware	6719	13-4167393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1202A, 12/F., Empire Center

68 Mody Road, Tsim Sha Tsui

Kowloon Hong Kong

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: + (852) 5933-1214

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

?   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

?   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered accounting firm

On August 26, 2016 the Registrant’s board of directors resolved to terminate the service of JTC FAIR SONG CPA FIRM hereinafter referred to as “JTC”, its independent registered accounting firm.

Except as noted in the paragraph immediately below, JTC’s report on the Registrant’s financial statements for the years ended December 31, 2015 and December 31, 2014, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and December 31, 2015, and the subsequent interim period up to and including August 26, 2106, the date of the termination of JTC, there have been no disagreements with JTC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JTC would have caused them to make reference thereto in their report on the financial statements for such periods.  Furthermore, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Registrant’s two most recent fiscal years and the subsequent interim period up to and including August 26, 2016, the date of the termination of JTC.

On September 8, 2016, the Registrant provided a draft copy of this report on Form 8-K to JTC, requesting their comments on the information contained herein. When the responsive letter from JTC is received, an amendment will be filed to to this Current Report on Form 8-K, to include the responsive letter from JTC as an exhibit.

(b)	Engagement of New Accountant

On August 26, 2016, the Company engaged Anthony Kam & Associates Ltd. ("AKAM"), as its new independent registered public accountant. During the fiscal years ended December 31, 2014 and December 31, 2015, and the subsequent interim period prior to the engagement of AKAM, neither the Registrant nor anyone on its behalf consulted with AKAM regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage AKAM was recommended and approved by the Registrant’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2016	GOLD BILLION GROUP HOLDINGS LIMITED

By:	/s/ Kok Seng Yeap Eddy
Name: Kok Seng Yeap Eddy Title: Director, President, CEO and CFO

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